                                                                   Exhibit 23.6


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Apartment Investment and Management Company (AIMCO) on Form S-3 (to register 723,273 shares of Class A Common Stock) of our reports on the financial statements of certain Partnerships for the year ended December 31, 1994, incorporated by reference in AIMCO's Current Report on Form 8-K/A Amendment No. 3, which reports are dated as shown in the following Appendices (Items 1 through 5), and as indicated below (Items 6 through 16):

1)  Appendix A-94

2) Appendix B-94 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix C-94 (each of which expresses a qualified opinion as a result of cumulative unpaid distributions recorded according to HUD guidelines which is not in accordance with generally accepted accounting principles)

4) Appendix D-94 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the change in 1993 of the Partnership's method of computing depreciation)

5) Appendix E-94 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the expiration of a Housing Assistance Payment Contract)

6) Franklin Northwoods Associates, A Limited Partnership, dated March 3, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph noting that the mortgage lender has the option to require full payment of all amounts outstanding after December 1, 1994)

7) Franklin Woods Associates, A Limited Partnership, dated March 14, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph noting that the mortgage note payable and related accrued interest are due June 30, 1997)

8) Green Mountain Manor Limited Partnership, dated February 17, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the expiration of a Housing Assistance Payment Contract and a deferred acquisition note and related accrued interest which is due on February 17, 1996)

9) Hilltop Apartment Associates, A Limited Partnership, dated February 13, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the change in 1993 of the Partnership's method of computing depreciation and the Partnership's revised estimate in 1993 of interest due on loans from one of its partners)

10) Leyden Limited Partnership, dated February 8, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's ability to continue as a going concern and the correction of the Partnership's method of computing accrued interest on a deferred acquisition note)

11) Madison Hill Limited Partnership, dated March 1, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the transfer of substantially all of its assets, liabilities and its deed in lieu of foreclosure, during February 1995, in return for $50,000)

12) Montblanc Garden Apartments Associates, A Limited Partnership, dated March 17, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to a disputed outstanding mortgage principal balance)

13) Pavilion Associates, A Limited Partnership, dated January 19, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to a deferred acquisition note and related accrued interest, and real estate notes payable which are due February 16, 1996)

14) Spring Meadow Limited Partnership, dated February 13, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's ability to continue as a going concern and the correction of the Partnership's method of computing accrued interest on a deferred acquisition note and the correction of an error relating to Partnership cash reflected in the financial statements)

15) Spruce Limited Partnership, dated February 6, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the correction of the Partnership's method of computing accrued interest on a deferred acquisition note for the years 1992 and prior and the correction of an error relating to Partnership cash reflected in the financial statements)

16) Waterman Limited Partnership, dated January 13, 1995 (which expresses a qualified opinion as a result of cumulative unpaid distributions recorded according to HUD guidelines which is not in accordance with generally accepted accounting principles, and includes an explanatory paragraph regarding a deferred acquisition note and related accrued interest which is due on April 18, 1996),

We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
McLean, Virginia

September 22, 1997

                                              Appendix A-94
PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

107-145 West 135th Street Associates                                                          February 9, 1995
Algonquin Tower Limited Partnership                                                           February 9, 1995
All Hallows Associates                                                                        January 26, 1995
Allentown Towne House Limited Partnership                                                     January 26, 1995
Anglers Manor Associates                                                                      February 2, 1995
Antioch Apartments, Ltd.                                                                      January 11, 1995
Arvada House Associates                                                                       February 2, 1995
Audobon Park Associates                                                                       January 12, 1995
Baldwin Oaks Elderly, Ltd.                                                                    February 6, 1995
Baldwin Towers Associates                                                                     February 10, 1995
Basswood Manor Limited Partnership                                                            January 25, 1995
Bayview Hunters Point Apartments                                                              January 26, 1995
Bensalem Gardens Associates                                                                   February 3, 1995
Berkley Limited Partnership                                                                   February 14, 1995
Bloomsburg Elderly Associates                                                                 February 1, 1995
Briarwood Apartments                                                                          January 19, 1995
Brinton Manor No. 1 Associates                                                                January 21, 1995
Brinton Towers Associates                                                                     January 24, 1995
Brookside Apartments Associates                                                               February 1, 1995
Buena Vista Apartments, Ltd.                                                                  January 16, 1995
Cabell Associates of Lakeview                                                                 January 21, 1995
California Square Limited Partnership                                                         January 30, 1995
California Square II Limited Partnership                                                      January 30, 1995
Campbell Heights Associates                                                                   February 2, 1995
Canterbury Gardens Associates                                                                 February 1, 1995
Capital Park Limited Partnership                                                              January 19, 1995
Center Square Associates                                                                      January 25, 1995
Chapel NDP                                                                                    January 30, 1995
Cheyenne Village Apartments, Ltd.                                                             February 3, 1995
College Heights                                                                               January 19, 1995
College Park Apartments                                                                       February 8, 1995
College Park Associates                                                                       January 27, 1995
Community Developers of High Point                                                            January 30, 1995
Congress Park Associates II                                                                   February 9, 1995
Copperwood Limited                                                                            January 31, 1995
Copperwood II Limited                                                                         January 25, 1995
Cypress Gardens, Limited                                                                      January 20, 1995
Darby Townhouses Associates                                                                   January 18, 1995
Darbytown Development Associates                                                              January 11, 1995
Delcar-S, Ltd.                                                                                January 9, 1995
Delcar-T, Ltd.                                                                                January 20, 1995
DIP Limited Partnership                                                                       January 20, 1995
DIP Limited Partnership-II                                                                    February 3, 1995
DIP Limited Partnership III                                                                   February 15, 1995

                                              Appendix A-94
PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------
Discovery Limited Partnership                                                                 February 7, 1995
Doral Gardens Associates                                                                      February 1, 1995
Duquesne Associates No. 1                                                                     January 16, 1995
Edmond Estates Limited Partnership                                                            January 21, 1995
Elden Limited Partnership                                                                     January 30, 1995
Esbro Limited Partnership                                                                     January 12, 1995
Fairmont #1 Limited Partnership                                                               February 3, 1995
Fairmont #2 Limited Partnership                                                               February 6, 1995
Fairwood Associates                                                                           February 6, 1995
Federal Square Village                                                                        January 18, 1995
Field Associates                                                                              January 21, 1995
Forest Green Limited Partnership                                                              January 16, 1995
Forest Park Elderly Associates                                                                January 13, 1995
Forrester Gardens, Ltd.                                                                       January 12, 1995
Fort Carson Associates                                                                        January 12, 1995
Foxwood Manor Associates                                                                      January 11, 1995
Franklin Chapel Hill Associates                                                               February 23, 1995
Franklin Park Limited Partnership                                                             February 9, 1995
Friendset Housing Company                                                                     January 17, 1995
Frio Housing, Ltd.                                                                            February 2, 1995
G.W. Carver Limited                                                                           January 26, 1995
Galion Limited Partnership                                                                    January 30, 1995
Garfield Hill Associates                                                                      January 17, 1995
Gateway Village Associates                                                                    January 18, 1995
Gladys Hampton Houses Associates                                                              February 6, 1995
Golden Apartments I                                                                           February 6, 1995
Golden Apartments II                                                                          March 1, 1995
Grandview Apartments                                                                          January 11, 1995
Greater Mount Calvary Terrace, Ltd.                                                           January 18, 1995
Greater Richmond Community Development                                                        February 14, 1995
 Corp. I and Associates
Greater Richmond Community Development                                                        February 13, 1995
 Corp. II and Associates
Griffith Limited Partnership                                                                  January 11, 1995
Gulfway Limited Partnership                                                                   January 13, 1995
H.R.H. Properties, Ltd.                                                                       February 3, 1995
Hamilton Heights Associates                                                                   January 26, 1995
Harold House Limited Partnership                                                              January 14, 1995
Hatillo Housing Associates                                                                    March 17, 1995
Hickory Ridge Associates, Ltd.                                                                January 19, 1995
Hillcrest Green Apartments, Ltd.                                                              January 10, 1995
Hillside Village Associates                                                                   February 9, 1995
Hilltop Limited Partnership                                                                   January 17, 1995
Hopkins Renaissance Associates                                                                February 1, 1995

                                              Appendix A-94
PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------
Hudson Terrace Associates                                                                     January 26, 1995
Hurbell II Limited Partnership                                                                January 13, 1995
Indian Valley I Limited Partnership                                                           January 30, 1995
Indian Valley II Limited Partnership                                                          January 30, 1995
Indian Valley III Limited Partnership                                                         January 30, 1995
Ingram Square Apartments, Ltd.                                                                January 26, 1995
Jamestown Village Associates                                                                  January 12, 1995
Jersey Park Associates                                                                        January 20, 1995
JFK Associates                                                                                January 26, 1995
Johnston Square Associates                                                                    January 17, 1995
JVL 16 Associates                                                                             January 16, 1995
Kennedy Homes Limited Partnership                                                             January 17, 1995
Key Parkway West Associates                                                                   January 30, 1995
Kimberly Associates Limited Partnership                                                       January 10, 1995
La Salle Apartments                                                                           January 17, 1995
La Vista Associates                                                                           February 9, 1995
Lafayette Manor Associates                                                                    February 15, 1995
Lafayette Towne Elderly, Ltd.                                                                 February 3, 1995
Lafayette Towne Family, Ltd.                                                                  February 3, 1995
Lake Forest Apartments                                                                        January 20, 1995
Las Americas Housing Associates                                                               March 17, 1995
Lassen Associates                                                                             January 31, 1995
Laurel Gardens                                                                                February 1, 1995
Lewisburg Associates                                                                          January 26, 1995
Lewisburg Elderly Associates                                                                  January 19, 1995
Lincmar Associates                                                                            January 31, 1995
Lincoln Park Associates                                                                       February 3, 1995
Lock Haven Elderly Associates                                                                 February 7, 1995
Lock Haven Gardens Associates                                                                 January 30, 1995
Loring Towers Apartments Limited Partnership                                                  January 12, 1995
M & P Development Company                                                                     January 13, 1995
Maple Park East Limited Partnership                                                           January 17, 1995
Maple Park West Limited Partnership                                                           January 10, 1995
Mayfair Manor Limited Partnership                                                             January 16, 1995
Meadowood Apartments-Phase I (Meadowood                                                       January 17, 1995
 Associates, Ltd.)
Meadowood Apartments-Phase II (Meadowood                                                      January 12, 1995
 Associates, Ltd.)
Meadows Apartments Limited Partnership                                                        January 23, 1995
Meadows East Apartments Limited Partnership                                                   January 17, 1995
Menlo Limited Partnership                                                                     January 13, 1995
Merced Commons II                                                                             February 7, 1995
Mill Street Associates                                                                        February 3, 1995
Miramar Housing Associates                                                                    March 17, 1995

                                              Appendix A-94
PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------
Montblanc Housing Associates                                                                  March 17, 1995
Morrisania Towers Housing Company                                                             January 25, 1995
Moss Gardens Ltd.                                                                             February 1, 1995
Murphy Blair Associates III                                                                   February 1, 1995
New Lake Village Apartments                                                                   January 20, 1995
New West 111th Street Housing Company                                                         February 3, 1995
Newton Hill Limited Partnership                                                               January 30, 1995
Northgate Village Limited Partnership                                                         January 16, 1995
Northlake Terrace Associates                                                                  February 8, 1995
Northwest Terrace Associates                                                                  February 8, 1995
Oakland Village Townhouse Associates                                                          February 8, 1995
Ocala Place, Ltd.                                                                             February 7, 1995
One Lytle Place                                                                               February 2, 1995
One West Conway Associates                                                                    February 22, 1995
Orange Village Associates                                                                     February 8, 1995
Palm House Limited Partnership                                                                January 30, 1995
Park Avenue West I Limited Partnership                                                        January 30, 1995
Park Avenue West II Limited Partnership                                                       January 30, 1995
Park Creek Limited Partnership                                                                January 11, 1995
Place One Limited Partnership                                                                 February 11, 1995
Portland Plaza Partnership                                                                    February 7, 1995
Portner Place Associates                                                                      February 15, 1995
Post Street Associates                                                                        January 25, 1995
Pride Gardens Limited Partnership                                                             January 20, 1995
Pueblo Apartments Associates, Ltd.                                                            January 20, 1995
RI-15 Limited Partnership                                                                     February 3, 1995
River Front Apartments Limited Partnership                                                    January 11, 1995
River Woods Associates                                                                        February 13, 1995
Riverview II Associates                                                                       January 27, 1995
Rockwell Limited Partnership                                                                  January 13, 1995
Rolling Meadows Of Ada, Ltd.                                                                  January 10, 1995
Ruffin Road Associates                                                                        February 6, 1995
Rutherford Park Townhouses Associates                                                         February 8, 1995
San Jose Limited Partnership                                                                  January 12, 1995
San Juan Del Centro Limited Partnership                                                       January 17, 1995
Sencit Towne House Limited Partnership                                                        January 25, 1995
Shoreview Apartments                                                                          February 8, 1995
Site 10 Community Alliance Associates                                                         February 7, 1995
Sleepy Hollow Apartments                                                                      January 26, 1995
SNI Development Company                                                                       January 24, 1995
Southmont Apartments                                                                          January 31, 1995
Southward Limited Partnership                                                                 January 13, 1995
Stafford Apartments                                                                           January 27, 1995
Stock Island Limited Partnership                                                              January 18, 1995

                                              Appendix A-94
PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------
Storey Manor Associates                                                                       February 3, 1995
Strawbridge Square Associates Limited Partnership                                             February 6, 1995
Summersong Townhouses Limited Partnership                                                     January 26, 1995
Sunrise Associates                                                                            February 10, 1995
Sunset Plaza Apartments                                                                       January 20, 1995
Susquehanna View Limited Partnership                                                          January 16, 1995
Timberlake Apartments Limited Partnership                                                     January 19, 1995
Timuquana Park Associates                                                                     January 18, 1995
Tinker Creek Limited Partnership                                                              January 10, 1995
Town North                                                                                    January 18, 1995
Treeslope Apartments Associates                                                               January 26, 1995
Trinity Towers-14th Street Associates, Ltd.                                                   March 7, 1995
United Handicap Federation Apartment Associates                                               February 13, 1995
United House Associates                                                                       February 9, 1995
United Housing Partners-Carbondale, Ltd.                                                      February 8, 1995
United Redevelopment Associates                                                               January 26, 1995
University Plaza Associates                                                                   February 9, 1995
Vantage 78                                                                                    March 7, 1995
Villa De Guadalupe Associates                                                                 January 16, 1995
Village Circle Apartments, Ltd.                                                               January 31, 1995
Village Green Limited Partnership                                                             January 20, 1995
Vistas De San Juan Associates                                                                 February 13, 1995
Waico Apartments Associates                                                                   January 17, 1995
Waico Phase II Associates                                                                     February 1, 1995
Walden Oaks Associates                                                                        January 31, 1995
Walmsley Terrace Associates                                                                   January 18, 1995
Walnut Hills Associates, Ltd.                                                                 January 13, 1995
Wash-West Properties                                                                          January 31, 1995
Waters Towers Associates                                                                      January 12, 1995
West Oak Village Limited Partnership                                                          January 27, 1995
Whitefield Place, Ltd.                                                                        January 26, 1995
Woodmark Limited Partnership                                                                  January 30, 1995
Yadkin Associates                                                                             January 13, 1995

                                                 Appendix B-94

PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

Boynton Beach Limited Partnership                                                             March 17, 1995
Central Village Associates                                                                    February 10, 1995
Cheek Road Limited Partnership                                                                February 7, 1995
Clay Courts Associates                                                                        January 12, 1995
Eastman Associates                                                                            January 24, 1995
Elm Creek Limited Partnership                                                                 February 7, 1995
Fairmeadows Limited Partnership                                                               January 12, 1995
Fairview Homes Associates                                                                     January 27, 1995
Franklin Eagle Rock Associates                                                                February 28, 1995
Franklin Pheasant Ridge Associates                                                            March 1, 1995
Franklin Ridgewood Associates                                                                 February 24, 1995
Hamilton Gardens, Ltd.                                                                        February 13, 1995
JVL Limited                                                                                   January 14, 1995
JVL 18 Associates                                                                             February 3, 1995
JVL 19 Associates                                                                             January 27, 1995
Langenheim Associates                                                                         February 1, 1995
Meadowood Associates III, Ltd.                                                                January 15, 1995
New West 111th Street Two Associates                                                          January 25, 1995
Olde Rivertown Venture                                                                        February 2, 1995
Retirement Manor Associates                                                                   February 17, 1995
Royal Towers Limited Partnership                                                              January 12, 1995
Southridge Apartments Limited Partnership                                                     January 10, 1995
Springfield Limited Partnership                                                               January 13, 1995
Trinity Apartments                                                                            January 13, 1995
Village Park II                                                                               February 3, 1995

                                 Appendix C-94

PARTNERSHIP                                                         REPORT DATE
-----------                                                         -----------

Cottonwood Apartments                                               January 11, 1995
Kenneth Arms Apartments                                             January 9, 1995
Knollcrest Apartments                                               January 21, 1995
Manzanita Arms Apartments                                           January 11, 1995
Overbrook Park, Ltd.                                                January 23, 1995
Rancho Arms Apartments                                              January 17, 1995
San Juan Apartments                                                 January 24, 1995
Trinity Hills Village Apartments                                    January 13, 1995
Tumast Associates                                                   February 8, 1995
Verdes Del Oriente                                                  February 1, 1995

                                 Appendix D-94

PARTNERSHIP                                                         REPORT DATE
-----------                                                         -----------

Cumberland Court Associates                                         February 9, 1995
Maple Hill Associates                                               February 15, 1995
Merced Commons I                                                    February 1, 1995

                                  Appendix E-94




PARTNERSHIP                                                                REPORT DATE
-----------                                                                -----------

Brightwood Manor Associates                                                 January 26, 1995
Caroline Arms Limited Partnership                                           January 18, 1995
Richlieu Associates                                                         February 11, 1995
Sherman Terrace Associates                                                  January 13, 1995
Washington Manor Limited Partnership                                        January 26, 1995

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Apartment Investment and Management Company (AIMCO) on Form S-3 (to register 723,273 shares of Class A Common Stock) of our reports on the financial statements of certain Partnerships for the year ended December 31, 1995 (except for Item 4 below which is for the period January 1, 1995 to August 7, 1995), incorporated by reference in AIMCO's Current Report on Form 8-K/A Amendment No. 3, which reports are dated as shown in the following Appendices (Items 1 through 3), and as indicated below (Items 4 through 6):

1)  Appendix A-95

2) Appendix B-95 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix C-95 (each of which expresses an unqualified opinion and refers to the reports of other auditors)

4) Hamilton Gardens, Ltd., A Limited Partnership, dated September 7, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the sale, by court order, of the property owned by the Partnership, pursuant to foreclosure proceedings and that title passed to the new owners on August 8, 1995)

5) Spring Bright Limited Partnership, A Limited Partnership, dated March 11, 1996 (which expresses an unqualified opinion, refers to the report of other auditors and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

6) Wash-West Properties, A Limited Partnership, dated February 6, 1996 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the correction of the Partnership's method of computing accrued interest on the Redevelopment Authority promissory note)

We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


  /s/ Deloitte & Touche LLP


Deloitte & Touche LLP
McLean, Virginia

September 22, 1997

                                                   Appendix A-95

PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

107-145 West 135th Street Associates                                                          February 7, 1996
Algonquin Tower Limited Partnership                                                           February 5, 1996
All Hallows Associates                                                                        January 31, 1996
Allentown Towne House Limited Partnership                                                     January 25, 1996
Anglers Manor Associates                                                                      February 8, 1996
Antioch Apartments, Ltd.                                                                      February 5, 1996
Arvada House Associates                                                                       January 30, 1996
Audobon Park Associates                                                                       January 24, 1996
Baldwin Oaks Elderly, Ltd.                                                                    February 12, 1996
Baldwin Towers Associates                                                                     January 31, 1996
Basswood Manor Limited Partnership                                                            January 25, 1996
Bayview Hunters Point Apartments                                                              January 30, 1996
Bensalem Gardens Associates                                                                   February 11, 1996
Berkley Limited Partnership                                                                   February 7, 1996
Bloomsburg Elderly Associates                                                                 February 3, 1996
Briarwood Apartments                                                                          January 31, 1996
Brightwood Manor Associates                                                                   January 31, 1996
Brinton Manor No. 1 Associates                                                                January 16, 1996
Brinton Towers Associates                                                                     February 6, 1996
Brookside Apartments Associates                                                               January 31, 1996
Buena Vista Apartments, Ltd.                                                                  January 20, 1996
Cabell Associates of Lakeview                                                                 January 25, 1996
California Square Limited Partnership                                                         January 22, 1996
California Square II Limited Partnership                                                      January 23, 1996
Campbell Heights Associates                                                                   February 5, 1996
Canterbury Gardens Associates                                                                 February 6, 1996
Capital Park Limited Partnership                                                              January 18, 1996
Caroline Arms Limited Partnership                                                             January 31, 1996
Center Square Associates                                                                      January 25, 1996
Chapel NDP                                                                                    February 6, 1996
Clay Courts Associates                                                                        January 10, 1996
College Heights                                                                               January 22, 1996
College Park Apartments                                                                       February 15, 1996
College Park Associates                                                                       February 13, 1996
Community Developers of High Point                                                            January 27, 1996
Congress Park Associates II                                                                   January 15, 1996
Copperwood Limited                                                                            February 2, 1996
Copperwood II Limited                                                                         February 7, 1996
Cumberland Court Associates                                                                   January 31, 1996
Cypress Gardens, Limited                                                                      January 22, 1996
Darby Townhouses Associates                                                                   January 22, 1996
Darbytown Development Associates                                                              January 22, 1996
Delcar-S, Ltd.                                                                                January 16, 1996
Delcar-T, Ltd.                                                                                January 25, 1996
DIP Limited Partnership                                                                       January 19, 1996
DIP Limited Partnership-II                                                                    January 30, 1996
DIP Limited Partnership III                                                                   January 31, 1996
Discovery Limited Partnership                                                                 February 1, 1996
Doral Gardens Associates                                                                      February 9, 1996

                                                    Appendix A-95

PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

Duquesne Associates No. 1                                                                     January 12, 1996
Edmond Estates Limited Partnership                                                            January 17, 1996
Elden Limited Partnership                                                                     January 30, 1996
Esbro Limited Partnership                                                                     January 14, 1996
Fairmont #1 Limited Partnership                                                               January 26, 1996
Fairmont #2 Limited Partnership                                                               February 8, 1996
Fairview Homes Associates                                                                     January 23, 1996
Fairwood Associates                                                                           February 7, 1996
Federal Square Village                                                                        January 31, 1996
Field Associates                                                                              February 3, 1996
Forest Green Limited Partnership                                                              January 24, 1996
Forest Park Elderly Associates                                                                February 7, 1996
Forrester Gardens, Ltd.                                                                       January 10, 1996
Fort Carson Associates                                                                        January 15, 1996
Foxwood Manor Associates                                                                      February 15, 1996
Franklin Chapel Hill Associates                                                               February 5, 1996
Franklin Eagle Rock Associates                                                                February 15, 1996
Franklin Park Limited Partnership                                                             January 30, 1996
Franklin Pheasant Ridge Associates                                                            February 14, 1996
Franklin Woods Associates                                                                     February 23, 1996
Friendset Housing Company                                                                     February 21, 1996
Frio Housing, Ltd.                                                                            February 2, 1996
G.W. Carver Limited                                                                           January 24, 1996
Galion Limited Partnership                                                                    January 25, 1996
Garfield Hill Associates                                                                      February 6, 1996
Gateway Village Associates                                                                    January 18, 1996
Gladys Hampton Houses Associates                                                              February 6, 1996
Golden Apartments I                                                                           January 31, 1996
Golden Apartments II                                                                          February 8, 1996
Grandview Apartments                                                                          January 16, 1996
Greater Mount Calvary Terrace, Ltd.                                                           January 15, 1996
Greater Richmond Community Development Corp. I and Associates                                 February 5, 1996
Greater Richmond Community Development Corp. II and Associates                                January 26, 1996
Griffith Limited Partnership                                                                  January 17, 1996
Gulfway Limited Partnership                                                                   January 18, 1996
H.R.H. Properties, Ltd.                                                                       February 5, 1996
Hamilton Heights Associates                                                                   February 14, 1996
Harold House Limited Partnership                                                              January 30, 1996
Hickory Ridge Associates, Ltd.                                                                February 2, 1996
Hillcrest Green Apartments, Ltd.                                                              January 11, 1996
Hillside Village Associates                                                                   February 8, 1996
Hilltop Apartments Associates                                                                 January 23, 1996
Hilltop Limited Partnership                                                                   January 19, 1996
Hopkins Renaissance Associates                                                                February 14, 1996
Hudson Terrace Associates                                                                     January 31, 1996
Hurbell II Limited Partnership                                                                January 20, 1996
Hurbell III Limited Partnership                                                               January 20, 1996


                                                           Appendix A-95

PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

Indian Valley I Limited Partnership                                                           January 24, 1996
Indian Valley II Limited Partnership                                                          January 26, 1996
Indian Valley III Limited Partnership                                                         January 25, 1996
Ingram Square Apartments, Ltd.                                                                January 25, 1996
Jamestown Village Associates                                                                  January 25, 1996
Jersey Park Associates                                                                        January 17, 1996
JFK Associates                                                                                February 15, 1996
Johnston Square Associates                                                                    January 15, 1996
JVL 16 Associates                                                                             January 18, 1996
Kennedy Homes Limited Partnership                                                             January 17, 1996
Key Parkway West Associates                                                                   January 24, 1996
Kimberly Associates Limited Partnership                                                       January 15, 1996
La Salle Apartments                                                                           February 5, 1996
La Vista Associates                                                                           February 8, 1996
Lafayette Manor Associates                                                                    February 9, 1996
Lafayette Towne Elderly, Ltd.                                                                 January 17, 1996
Lafayette Towne Family, Ltd.                                                                  January 25, 1996
Lake Forest Apartments                                                                        January 19, 1996
Las Americas Housing Associates                                                               January 30, 1996
Lassen Associates                                                                             February 2, 1996
Laurel Gardens                                                                                January 31, 1996
Lewisburg Associates                                                                          January 29, 1996
Lewisburg Elderly Associates                                                                  February 6, 1996
Lincmar Associates                                                                            January 26, 1996
Lincoln Park Associates                                                                       February 7, 1996
Lock Haven Elderly Associates                                                                 February 12, 1996
Lock Haven Gardens Associates                                                                 January 29, 1996
Loring Towers Apartments Limited Partnership                                                  January 18, 1996
M & P Development Company                                                                     January 31, 1996
Maple Hill Associates                                                                         February 3, 1996
Mayfair Manor Limited Partnership                                                             January 16, 1996
Meadowood Associates III, Ltd.                                                                January 18, 1996
Meadows Apartments Limited Partnership                                                        February 5, 1996
Meadows East Apartments Limited Partnership                                                   January 29, 1996
Menlo Limited Partnership                                                                     January 11, 1996
Merced Commons I                                                                              January 30, 1996
Merced Commons II                                                                             January 23, 1996
Mill Street Associates                                                                        February 1, 1996
Miramar Housing Associates                                                                    January 29, 1996
Montblanc Garden Apartments Associates                                                        February 9, 1996
Montblanc Housing Associates                                                                  January 31, 1996
Morrisania Towers Housing Company                                                             January 31, 1996
Moss Gardens Ltd.                                                                             February 1, 1996
Murphy Blair Associates III                                                                   February 7, 1996
National Housing Partnership Realty Fund IV                                                   March 19, 1996
National Housing Partnership RESI Associates I                                                March 18, 1996
New Lake Village Apartments                                                                   January 26, 1996
New West 111th Street Housing Company                                                         February 12, 1996
Newton Hill Limited Partnership                                                               January 24, 1996



                                                       Appendix A-95

PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

Northgate Village Limited Partnership                                                         January 19, 1996
Northlake Terrace Associates                                                                  January 26, 1996
Northwest Terrace Associates                                                                  February 19, 1996
Oakland Village Townhouse Associates                                                          February 12, 1996
Ocala Place, Ltd.                                                                             January 31, 1996
One Lytle Place                                                                               February 20, 1996
One West Conway Associates                                                                    February 7, 1996
Orange Village Associates                                                                     January 31, 1996
Palm House Limited Partnership                                                                January 30, 1996
Park Avenue West I Limited Partnership                                                        January 31, 1996
Park Avenue West II Limited Partnership                                                       January 26, 1996
Place One Limited Partnership                                                                 February 13, 1996
Point West Limited Partnership                                                                January 31, 1996
Portfolio Properties Five Associates                                                          March 4, 1996
Portfolio Properties Six Associates                                                           March 6, 1996
Portfolio Properties Twelve Associates                                                        March 22, 1996
Portfolio Properties Two Associates                                                           March 2, 1996
Portland Plaza Partnership                                                                    January 24, 1996
Portner Place Associates                                                                      January 25, 1996
Post Street Associates                                                                        February 6, 1996
Pueblo Apartments Associates, Ltd.                                                            January 22, 1996
RI-15 Limited Partnership                                                                     February 9, 1996
Richlieu Associates                                                                           February 20, 1996
River Front Apartments Limited Partnership                                                    January 31, 1996
River Woods Associates                                                                        January 30, 1996
Riverview II Associates                                                                       January 17, 1996
Rockwell Limited Partnership                                                                  January 17, 1996
Rolling Meadows Of Ada, Ltd.                                                                  January 15, 1996
Ruffin Road Associates                                                                        February 7, 1996
Rutherford Park Townhouses Associates                                                         February 1, 1996
San Jose Limited Partnership                                                                  January 13, 1996
San Juan Del Centro Limited Partnership                                                       January 24, 1996
Sencit Towne House Limited Partnership                                                        January 25, 1996
Sherman Terrace Associates                                                                    January 31, 1996
Shoreview Apartments                                                                          February 1, 1996
Site 10 Community Alliance Associates                                                         January 26, 1996
SNI Development Company                                                                       February 5, 1996
Southmont Apartments                                                                          February 5, 1996
Southward Limited Partnership                                                                 January 19, 1996
Spruce Limited Partnership                                                                    February 10, 1996
Spruce Palm Limited Partnership                                                               March 11, 1996
Stafford Apartments                                                                           January 26, 1996
Stock Island Limited Partnership                                                              February 16, 1996
Storey Manor Associates                                                                       January 30, 1996
Strawbridge Square Associates Limited Partnership                                             February 7, 1996
Summersong Townhouses Limited Partnership                                                     January 25, 1996
Sunrise Associates                                                                            January 27, 1996
Sunset Plaza Apartments                                                                       January 18, 1996
Susquehanna View Limited Partnership                                                          January 17, 1996

                                                Appendix A-95

PARTNERSHIP                                                                                   REPORT DATE
-----------                                                                                   -----------

Timuquana Park Associates                                                                     January 18, 1996
Tinker Creek Limited Partnership                                                              January 15, 1996
Town North                                                                                    January 17, 1996
Townview Towers I Partnership, Ltd.                                                           February 11, 1996
Treeslope Apartments Associates                                                               January 26, 1996
Trinity Towers-14th Street Associates, Ltd.                                                   February 18, 1996
United Handicap Federation Apartment Associates                                               February 8, 1996
United House Associates                                                                       February 9, 1996
United Housing Partners-Carbondale, Ltd.                                                      February 10, 1996
United Redevelopment Associates                                                               January 27, 1996
University Plaza Associates                                                                   February 14, 1996
Vantage 78                                                                                    February 16, 1996
Villa De Guadalupe Associates                                                                 January 11, 1996
Village Circle Apartments, Ltd.                                                               February 1, 1996
Village Green Limited Partnership                                                             January 19, 1996
Vistas De San Juan Associates                                                                 January 25, 1996
Waico Apartments Associates                                                                   January 17, 1996
Waico Phase II Associates                                                                     January 30, 1996
Walden Oaks Associates                                                                        February 10, 1996
Walmsley Terrace Associates                                                                   January 20, 1996
Walnut Hills Associates, Ltd.                                                                 January 26, 1996
Washington Manor Limited Partnership                                                          February 5, 1996
Waters Towers Associates                                                                      January 15, 1996
Whitefield Place, Ltd.                                                                        January 26, 1996
Woodmark Limited Partnership                                                                  January 24, 1996
Yadkin Associates                                                                             January 15, 1996


                                Appendix B-95

PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------

Central Village Associates                                   January 17, 1996
Cheek Road Limited Partnership                               February 15, 1996
Darby Townhouses Limited Partnership                         March 6, 1996
Doral Limited Partnership                                    March 12, 1996
Eastman Associates                                           January 29, 1996
Fairmeadows Limited Partnership                              January 20, 1996
Franklin Ridgewood Associates                                February 15, 1996
Green Mountain Manor Limited Partnership                     February 19, 1996
Hatillo Housing Associates                                   February 28, 1996
JVL Limited                                                  January 15, 1996
JVL 18 Associates                                            January 20, 1996
JVL 19 Associates                                            January 23, 1996
Langenheim Associates                                        January 31, 1996
Leyden Limited Partnership                                   February 14, 1996
Maple Park East Limited Partnership                          February 1, 1996
Maple Park West Limited Partnership                          February 1, 1996
Meadowood Apartments-Phase I (Meadowood Associates, Ltd.)    January 16, 1996
Meadowood Apartments-Phase II (Meadowood Associates, Ltd.)   January 14, 1996
Meadowood Townhouses I Limited Partnership                   February 27, 1996
Meadowood Townhouses III Limited Partnership                 February 29, 1996
New West 111th Street Two Associates                         January 22, 1996
Olde Rivertown Venture                                       January 19, 1996
Park Creek Limited Partnership                               January 15, 1996
Pavilion Associates                                          January 18, 1996
Portfolio Properties Three Associates                        March 4, 1996
Retirement Manor Associates                                  February 2, 1996
Royal Towers Limited Partnership                             January 23, 1996
Southridge Apartments Limited Partnership                    January 15, 1996
Spring Meadow Limited Partnership                            February 15, 1996
Timberlake Apartments Limited Partnership                    January 23, 1996
Trinity Apartments                                           March 18, 1996
Village Park II                                              February 19, 1996
West Oak Village Limited Partnership                         January 31, 1996

                                Appendix C-95

PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------

National Housing Partnership Realty Fund I                   March 11, 1996
National Housing Partnership Realty Fund Two                 March 13, 1996
National Housing Partnership Realty Fund III                 March 15, 1996
Portfolio Properties Seven Associates                        March 6, 1996
Portfolio Properties Eight Associates                        March 12, 1996
Portfolio Properties Nine Associates                         March 13, 1996
Portfolio Properties Ten Associates                          March 7, 1996

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Apartment Investment and Management Company (AIMCO) on Form S-3 (to register 723,273 shares of Class A Common Stock) of our reports on the financial statements of certain Partnerships for the year ended December 31, 1996 (except for Item 4 below which is for the period January 1, 1996 to July 15, 1996), incorporated by reference in AIMCO's Current Report on Form 8-K/A Amendment No. 3, which reports are dated as shown in the following
Appendices (Items 1 through 3), and as indicated below (Items 4 through 9):

1)  Appendix A-96

2) Appendix B-96 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix C-96 (each of which expresses an unqualified opinion and refers to the reports of other auditors)

4) Foxwood Manor Associates, A Limited Partnership, dated September 30, 1996 (December 31, 1996 as to Note 8) (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's sale of the land, rental property and substantially all of its assets and liabilities on July 16, 1996)

5) Hickory Ridge Associates, Ltd., A Limited Partnership, dated February 13, 1997 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's financial loss due to the alleged misappropriation of funds by former employees and falsifications of documents to the Department of Housing and Urban Development)

6) Ocala Place, Ltd., A Limited Partnership, dated January 23, 1997 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's financial loss due to the alleged misappropriation of funds by former employees and falsification of documents to the Department of Housing and Urban Development)

7) Portfolio Properties Seven Associates, A Limited Partnership, dated February 24, 1997 (which expresses an unqualified opinion, refers to the report of other auditors and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

8) Spring Bright Limited Partnership, A Limited Partnership, dated February 22, 1997 (which expresses an unqualified opinion, refers to the report of other auditors and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

9) Village Park II, A Limited Partnership, dated March 21, 1997 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's filing for reorganization under Chapter 11 of the United States Bankruptcy Code and the Partnership's deeding its land, rental property and substantially all of its assets to the mortgagee in lieu of foreclosure on March 21, 1997)

We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


  /s/ Deloitte & Touche LLP


Deloitte & Touche LLP
McLean, Virginia

September 22, 1997

                                 Appendix A-96

PARTNERSHIP                                               REPORT DATE
-----------                                               -----------

107-145 West 135th Street Associates                      February 14, 1997
Algonquin Tower Limited Partnership                       February 12, 1997
All Hallows Associates                                    February 6, 1997
Allentown Towne House Limited Partnership                 January 19, 1997
Anglers Manor Associates                                  January 31, 1997
Antioch Apartments, Ltd.                                  February 4, 1997
Arvada House Associates                                   February 7, 1997
Audobon Park Associates                                   January 28, 1997
Baldwin Oaks Elderly, Ltd.                                January 17, 1997
Baldwin Towers Associates                                 January 23, 1997
Basswood Manor Limited Partnership                        January 31, 1997
Bayview Hunters Point Apartments                          January 17, 1997
Bensalem Gardens Associates                               February 3, 1997
Berkley Limited Partnership                               February 8, 1997
Bloomsburg Elderly Associates                             January 13, 1997
Briarwood Apartments                                      January 20, 1997
Brightwood Manor Associates                               January 24, 1997
Brinton Manor No. 1 Associates                            January 20, 1997
Brinton Towers Associates                                 January 31, 1997
Brookside Apartments Associates                           January 15, 1997
Buena Vista Apartments, Ltd.                              January 16, 1997
Cabell Associates of Lakeview                             January 28, 1997
California Square Limited Partnership                     January 11, 1997
California Square II Limited Partnership                  January 28, 1997
Campbell Heights Associates                               January 29, 1997
Canterbury Gardens Associates                             February 5, 1997
Capital Park Limited Partnership                          January 17, 1997
Caroline Arms Limited Partnership                         January 17, 1997
Center Square Associates                                  February 5, 1997
Chapel NDP                                                February 4, 1997
Clay Courts Associates                                    January 17, 1997
College Heights                                           February 1, 1997
College Park Apartments                                   February 6, 1997
College Park Associates                                   February 7, 1997
Community Developers of High Point                        January 23, 1997
Congress Park Associates II                               February 11, 1997
Copperwood Limited                                        January 20, 1997
Copperwood II Limited                                     January 21, 1997
Cumberland Court Associates                               February 1, 1997
Darby Townhouses Associates                               February 5, 1997
Darbytown Development Associates                          January 24, 1997
Delcar-S, Ltd.                                            January 16, 1997
Delcar-T, Ltd.                                            January 16, 1997
DIP Limited Partnership                                   January 10, 1997
DIP Limited Partnership-II                                February 13, 1997
DIP Limited Partnership III                               January 29, 1997
Discovery Limited Partnership                             January 16, 1997
Doral Gardens Associates                                  February 3, 1997


                                 Appendix A-96

PARTNERSHIP                                               REPORT DATE
-----------                                               -----------

Duquesne Associates No. 1                                 January 15, 1997
Edmond Estates Limited Partnership                        January 11, 1997
Elden Limited Partnership                                 January 20, 1997
Fairmeadows Limited Partnership                           January 20, 1997
Fairmont #1 Limited Partnership                           January 30, 1997
Fairmont #2 Limited Partnership                           January 30, 1997
Fairview Homes Associates                                 February 3, 1997
Fairwood Associates                                       February 6, 1997
Federal Square Village                                    January 20, 1997
Field Associates                                          January 23, 1997
Forest Green Limited Partnership                          January 10, 1997
Forest Park Elderly Associates                            February 12, 1997
Forrester Gardens, Ltd.                                   January 23, 1997
Fort Carson Associates                                    January 21, 1997
Franklin Chapel Hill Associates                           February 12, 1997
Franklin Eagle Rock Associates                            February 1, 1997
Franklin Park Limited Partnership                         February 10, 1997
Franklin Ridgewood Associates Limited Partnership and
  NHP Ridgewood Partners Limited Partnership              February 15, 1997
Friendset Housing Company                                 February 14, 1997
Frio Housing, Ltd.                                        January 21, 1997
G.W. Carver Limited                                       February 13, 1997
Galion Limited Partnership                                January 30, 1997
Garfield Hill Associates                                  February 7, 1997
Gateway Village Associates                                January 17, 1997
Gladys Hampton Houses Associates                          February 8, 1997
Golden Apartments I                                       February 12, 1997
Golden Apartments II                                      February 14, 1997
Grandview Apartments                                      January 15, 1997
Greater Mount Calvary Terrace, Ltd.                       January 21, 1997
Greater Richmond Community Development Corp. I and
  Associates                                              January 31, 1997
Greater Richmond Community Development Corp. II and
  Associates                                              January 30, 1997
H.R.H. Properties, Ltd.                                   January 17, 1997
Hamilton Heights Associates                               January 28, 1997
Harold House Limited Partnership                          January 13, 1997
Hatillo Housing Associates                                February 4, 1997
Hillcrest Green Apartments, Ltd.                          January 25, 1997
Hillside Village Associates                               January 25, 1997
Hilltop Apartments Associates                             February 12, 1997
Hilltop Limited Partnership                               January 13, 1997
Hudson Terrace Associates                                 January 31, 1997
Hurbell II Limited Partnership                            January 13, 1997
Hurbell III Limited Partnership                           January 15, 1997
Indian Valley I Limited Partnership                       January 30, 1997
Indian Valley II Limited Partnership                      January 30, 1997
Indian Valley III Limited Partnership                     January 29, 1997
Ingram Square Apartments, Ltd.                            February 6, 1997
Jamestown Village Associates                              January 22, 1997


                                 Appendix A-96

PARTNERSHIP                                               REPORT DATE
-----------                                               -----------
Jersey Park Associates                                    February 1, 1997
JFK Associates                                            February 3, 1997
Johnston Square Associates                                January 20, 1997
Kennedy Homes Limited Partnership                         February 1, 1997
Key Parkway West Associates                               February 4, 1997
Kimberly Associates Limited Partnership                   January 11, 1997
La Salle Apartments                                       February 10, 1997
La Vista Associates                                       February 10, 1997
Lafayette Manor Associates                                February 13, 1997
Lafayette Towne Elderly, Ltd.                             January 24, 1997
Lafayette Towne Family, Ltd.                              January 25, 1997
Lake Forest Apartments                                    January 17, 1997
Las Americas Housing Associates                           February 8, 1997
Lassen Associates                                         January 31, 1997
Laurel Gardens                                            January 27, 1997
Lewisburg Associates                                      January 25, 1997
Lewisburg Elderly Associates                              January 24, 1997
Lincmar Associates                                        January 29, 1997
Lincoln Park Associates                                   February 5, 1997
Lock Haven Elderly Associates                             February 11, 1997
Lock Haven Gardens Associates                             February 11, 1997
Loring Towers Apartments Limited Partnership              January 22, 1997
M & P Development Company                                 January 29, 1997
Maple Hill Associates                                     February 9, 1997
Merced Commons I                                          January 10, 1997
Merced Commons II                                         January 27, 1997
Mill Street Associates                                    February 3, 1997
Miramar Housing Associates                                February 13, 1997
Montblanc Garden Apartments Associates                    January 30, 1997
Montblanc Housing Associates                              January 27, 1997
Morrisania Towers Housing Company                         January 24, 1997
Moss Gardens Ltd.                                         February 5, 1997
Murphy Blair Associates III                               February 10, 1997
National Housing Partnership RESI Associates I            February 26, 1997
New Lake Village Apartments                               January 18, 1997
New West 111th Street Housing Company                     January 27, 1997
Newton Hill Limited Partnership                           January 30, 1997
Northgate Village Limited Partnership                     January 16, 1997
Northlake Terrace Associates                              January 27, 1997
Northwest Terrace Associates                              January 31, 1997
Oakland Village Townhouse Associates                      February 10, 1997
One Lytle Place                                           January 29, 1997
One West Conway Associates                                February 4, 1997
Orange Village Associates                                 January 16, 1997
Palm House Limited Partnership                            January 29, 1997
Park Avenue West I Limited Partnership                    January 30, 1997
Park Avenue West II Limited Partnership                   January 30, 1997
Place One Limited Partnership                             February 7, 1997
Point West Limited Partnership                            January 28, 1997
Portfolio Properties Five Associates                      February 21, 1997
Portfolio Properties Twelve Associates                    February 25, 1997


                                 Appendix A-96

PARTNERSHIP                                               REPORT DATE
-----------                                               -----------

Portland Plaza Partnership                                January 31, 1997
Portner Place Associates                                  January 17, 1997
Post Street Associates                                    January 31, 1997
Pueblo Apartments Associates, Ltd.                        January 23, 1997
PW III Associates                                         February 12, 1997
PW IV Associates                                          February 7, 1997
RI-15 Limited Partnership                                 February 5, 1997
Richlieu Associates                                       February 14, 1997
River Front Apartments Limited Partnership                January 22, 1997
River Woods Associates                                    January 30, 1997
Riverview II Associates                                   January 14, 1997
Rolling Meadows Of Ada, Ltd.                              January 28, 1997
Ruffin Road Associates                                    January 29, 1997
Rutherford Park Townhouses Associates                     January 10, 1997
San Jose Limited Partnership                              January 10, 1997
San Juan Del Centro Limited Partnership                   January 17, 1997
Sencit Towne House Limited Partnership                    January 27, 1997
Sherman Terrace Associates                                February 10, 1997
Shoreview Apartments                                      February 10, 1997
Site 10 Community Alliance Associates                     February 3, 1997
SNI Development Company                                   January 23, 1997
Southmont Apartments                                      February 4, 1997
Southridge Apartments Limited Partnership                 January 10, 1997
Southward Limited Partnership                             January 20, 1997
Spruce Limited Partnership                                January 31, 1997
Spruce Palm Limited Partnership                           February 26, 1997
Stafford Apartments                                       January 27, 1997
Stock Island Limited Partnership                          February 18, 1997
Storey Manor Associates                                   February 5, 1997
Strawbridge Square Associates Limited Partnership         February 14, 1997
Summersong Townhouses Limited Partnership                 February 5, 1997
Sunrise Associates                                        February 10, 1997
Sunset Plaza Apartments                                   February 5, 1997
Susquehanna View Limited Partnership                      January 16, 1997
Timberlake Apartments Limited Partnership                 February 7, 1997
Timuquana Park Associates                                 January 29, 1997
Town North                                                January 30, 1997
Townview Towers I Partnership, Ltd.                       February 10, 1997
Treeslope Apartments Associates                           January 27, 1997
Trinity Towers-14th Street Associates, Ltd.               February 7, 1997
United Handicap Federation Apartment Associates           February 3, 1997
United House Associates                                   February 11, 1997
United Housing Partners-Carbondale, Ltd.                  February 7, 1997
United Redevelopment Associates                           January 27, 1997
University Plaza Associates                               February 14, 1997
Vantage 78                                                February 10, 1997
Villa De Guadalupe Associates                             February 6, 1997
Village Circle Apartments, Ltd.                           February 5, 1997
Village Green Limited Partnership                         January 17, 1997


                                 Appendix A-96

PARTNERSHIP                                               REPORT DATE
-----------                                               -----------

Vistas De San Juan Associates                             January 31, 1997
Waico Apartments Associates                               February 3, 1997
Waico Phase II Associates                                 January 16, 1997
Walden Oaks Associates                                    January 16, 1997
Walmsley Terrace Associates                               January 20, 1997
Walnut Hills Associates, Ltd.                             February 12, 1997
Wash-West Properties                                      February 7, 1997
Washington Manor Limited Partnership                      January 14, 1997
Waters Towers Associates                                  January 14, 1997
Whitefield Place, Ltd.                                    February 4, 1997
Wigar, Ltd.                                               January 20, 1997
Woodmark Limited Partnership                              January 18, 1997
Yadkin Associates                                         February 10, 1997

                              Appendix B-96



PARTNERSHIP                                    REPORT DATE
-----------                                    -----------

Central Village Associates                     January 30, 1997
Cheek Road Limited Partnership                 January 27, 1997
Darby Townhouses Limited Partnership           February 20, 1997
Doral Limited Partnership                      February 27, 1997
Esbro Limited Partnership                      January 22, 1997
Franklin Pheasant Ridge Associates             January 23, 1997
Franklin Woods Associates Limited Partnership
  and Woods Mortgage Associates Limited
  Partnership                                  February 21, 1997
Green Mountain Manor Limited Partnership       February 8, 1997
Griffith Limited Partnership                   January 20, 1997
Gulfway Limited Partnership                    January 17, 1997
JVL Limited                                    January 20, 1997
JVL 16 Associates                              January 14, 1997
JVL 18 Associates                              January 15, 1997
JVL 19 Associates                              January 28, 1997
Maple Park East Limited Partnership            January 30, 1997
Maple Park West Limited Partnership            February 11, 1997
Mayfair Manor Limited Partnership              January 21, 1997
Meadowood Apartments-Phase I (Meadowood
  Associates, Ltd.)                            January 11, 1997
Meadowood Apartments-Phase II (Meadowood
  Associates, Ltd.)                            January 10, 1997
Meadowood Associates III, Ltd.                 January 10, 1997
Meadowood Townhouses I Limited Partnership     February 20, 1997
Meadowood Townhouses III Limited
  Partnership                                  February 19, 1997
Meadows Apartments Limited Partnership         January 10, 1997
Meadows East Apartments Limited
  Partnership                                  January 16, 1997
Menlo Limited Partnership                      January 27, 1997
National Housing Partnership Realty Fund IV    March 10, 1997
New West 111th Street Two Associates           February 3, 1997
Olde Rivertown Venture                         February 19, 1997
Park Creek Limited Partnership                 February 13, 1997
Pavilion Associates                            February 6, 1997
Pershing Waterman Phase I                      January 30, 1997
Portfolio Properties Two Associates            February 21, 1997
Portfolio Properties Three Associates          February 22, 1997
Portfolio Properties Six Associates            February 24, 1997
Rockwell Limited Partnership                   January 17, 1997
Royal Towers Limited Partnership               February 13, 1997
Spring Meadow Limited Partnership              January 28, 1997
Tinker Creek Limited Partnership               January 16, 1997
Trinity Apartments                             January 11, 1997
West Oak Village Limited Partnership           January 21, 1997

                              Appendix C-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------
National Housing Partnership Realty Fund I                   February 27, 1997
National Housing Partnership Realty Fund Two                 March 3, 1997
National Housing Partnership Realty Fund III                 March 6, 1997
Portfolio Properties Eight Associates                        March 14, 1997
Portfolio Properties Nine Associates                         February 27, 1997
Portfolio Properties Ten Associates                          February 26, 1997